The Victory Portfolios



                                  EXHIBIT 11(a)

           Consent of Kramer, Levin, Naftalis, Nessen, Kamin & Frankel



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The Victory Portfolios




                                            November 20, 1995



The Victory Portfolios
3435 Stelzer Road
Columbus, Ohio  43219


           Re:    The Victory Portfolios
           File No. 33-8982
           Post-Effective Amendment
           to Registration Statement on Form N-1A
Gentlemen:

           We hereby consent to the reference of our firm as Counsel in the Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A.

                                            Very truly yours,
                                            /s/ Kramer, Levin, Naftalis, Nessen,
                                            Kamin & Frankel

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